UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2020

SOTHERLY HOTELS INC.

SOTHERLY HOTELS LP

(Exact name of Registrant as Specified in Its Charter)

Maryland (Sotherly Hotels Inc.) Delaware (Sotherly Hotels LP)	001-32379 (Sotherly Hotels Inc.) 001-36091 (Sotherly Hotels LP)	20-1531029 (Sotherly Hotels Inc.) 20-1965427 (Sotherly Hotels LP)
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

306 South Henry Street, Suite 100 Williamsburg, Virginia		23185
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (757) 229-5648

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Sotherly Hotels Inc.    ☐Sotherly Hotels LP    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Sotherly Hotels Inc.    ☐Sotherly Hotels LP    ☐

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SOHO	The NASDAQ Stock Market LLC
8.0% Series B Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value	SOHOB	The NASDAQ Stock Market LLC
7.875% Series C Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value	SOHOO	The NASDAQ Stock Market LLC
8.25% Series D Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value	SOHON	The NASDAQ Stock Market LLC

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Officer Appointments

Pursuant to the previously announced succession plan, on January 1, 2020 Sotherly Hotels Inc. (the “Company”), as recommended by the Company’s Nominating, Corporate Governance and Compensation Committee (the “NCGC Committee”) and approved by the Company’s Board of Directors, made several appointments to its senior leadership team.  On January 1, 2020, the Company appointed Andrew M. Sims to the newly-created officer position of Chairman of the Board of Directors.  In this role, Mr. Sims will be responsible for advising the Company on strategic matters and major transactions, including acquisitions, dispositions, franchising and branding decisions, as well as capital market transactions.  Mr. Sims, age 62, previously served as Chairman of the Board of Directors and Chief Executive Officer since the Company’s initial public offering in 2004.  Additional biographical information for Mr. Sims is contained in the Company’s 2019 annual meeting proxy statement, which was filed with the Securities and Exchange Commission on March 21, 2019, and which biographical information is incorporated herein by reference.

On January 1, 2020, the Company appointed David R. Folsom as President and Chief Executive Officer.  Mr. Folsom, age 55, previously served as the Company’s Chief Operating Officer since 2006, where he has played a significant role in the growth of the Company’s footprint.  Additional biographical information for Mr. Folsom is contained in the Company’s 2019 annual meeting proxy statement, which was filed with the Securities and Exchange Commission on March 21, 2019, and which biographical information is incorporated herein by reference.

On January 1, 2020, the Company appointed Scott M. Kucinski as Executive Vice President and Chief Operating Officer.  Mr. Kucinski, age 38, joined the Company in 2004 as Development Analyst, and since 2014 has served as the Company’s Vice President – Operations and Investor Relations.  In that role, he has helped oversee the Company’s corporate operations activities including capital markets transactions, acquisitions and dispositions, asset management, investor relations, and compliance matters.  Mr. Kucinski received a bachelor of arts degree from Washington and Lee University and holds a masters of business administration degree from the Mason School of Business at the College of William and Mary.

Non-Officer Appointment

On January 1, 2020, the Company appointed Robert E. Kirkland IV as General Counsel.  Mr. Kirkland, age 37, joined the Company in 2013 as Compliance Officer, where he has helped manage the Company’s public company compliance program, provided legal support for various corporate transactions, and managed the shareholder service function of the Company, while acting as a conduit to outside counsel.  Mr. Kirkland received a bachelor of arts degree from the University of North Carolina at Chapel Hill and holds a juris doctor degree from the Charleston School of Law.  Mr. Kirkland is admitted to the North Carolina State Bar and is registered with the Virginia State Bar as a Corporate Counsel Registrant.  Mr. Kirkland is the son-in-law of the Chairman of the Board of Directors, Andrew M. Sims.

Employment Agreements

On January 1, 2020, the Company, as recommended by the Company’s NCGC Committee and approved by the Company’s Board of Directors, entered into separate employment agreements, each effective as of January 1, 2020, between the Company and each of the following: Andrew M. Sims, Chairman of the Board of Directors (the “Sims Agreement”); David R. Folsom, President and Chief Executive Officer (“the Folsom Agreement”); Scott M. Kucinski, Executive Vice President and Chief Operating Officer (the “Kucinski Agreement”); and Robert E. Kirkland IV, General Counsel (the “Kirkland Agreement”).

Each agreement has an initial term ending on December 31, 2024.  Thereafter, the term of each agreement will be automatically extended for an additional year, on each anniversary of the commencement date of the agreements, unless either party gives one hundred eighty (180) days prior written notice that the term will not be extended.  The Sims Agreement replaces the previous employment agreement between the Company and Mr. Sims, which the parties agreed to terminate in connection with entry into the new agreement.  The Folsom Agreement replaces the previous employment agreement between the Company and Mr. Folsom, which the parties agreed to terminate in connection with entry into the new agreement.

The Sims Agreement provides for Mr. Sims’ annual salary and possible additional compensation in the form of a cash bonus and stock awards.  For the 12-month period ending December 31, 2020, Mr. Sims will receive a salary of $485,000.  For each of the remaining four years under the term of the agreement, Mr. Sims’ salary is subject to review and adjustment by the NCGC Committee.  In addition, the Sims Agreement provides that the Company must nominate him to serve as a member of the Board of Directors, include him in the proxy materials delivered to stockholders in connection with a stockholder meeting to elect directors, and recommend him for election, and continue to nominate and recommend him for election to the board during the term of the Sims Agreement; subject, however, to the determination of the NCGC Committee that he satisfies the standards established for service on the Board of Directors.  A failure to nominate, include in proxy materials or recommend for election Mr. Sims to serve on the Board of Directors or his involuntary removal from the Board of Directors, unless for cause or pursuant to a vote of the stockholders of the Company, constitutes good reason for Mr. Sims to resign under his employment agreement and would entitle Mr. Sims to receive certain benefits outlined therein.

The Folsom Agreement provides for Mr. Folsom’s annual salary and possible additional compensation in the form of a cash bonus and stock awards.  For the 12-month period ending December 31, 2020, Mr. Folsom will receive a salary of $550,000.  For each of the remaining four years under the term of the agreement, Mr. Folsom’s salary is subject to review and adjustment by the NCGC Committee.  On January 1, 2020, Mr. Folsom received a restricted stock grant 30,000 restricted shares of the Company’s common stock.  No shares of stock shall vest until the earliest of any of the following occurrences: (1) Mr. Folsom’s death, (2) Mr. Folsom’s disability, (3) Mr. Folsom’s termination without cause, (4) Mr. Folsom’s resignation for good reason, (5) the expiration of the Folsom Agreement as a result of the Company’s election not to renew the Folsom Agreement, (6) the extension of the Folsom Agreement for a one-year renewal term by virtue of neither party providing notice not to extend (which extension shall be deemed to occur on January 1, 2025), or (7) the execution of a new or successor employment agreement between the parties at any time on or before December 31, 2024 (which execution shall be deemed to occur on the date it has been signed by both parties). If vesting occurs as a result of any of the events described in (1) through (6) above, the full amount of shares shall immediately vest and be delivered to Mr. Folsom as of the date of the occurrence of such event. If vesting occurs as a result of the event described in (7) above, the shares shall vest and be delivered in five equal installments of six thousand (6,000) shares each year for five (5) years, with the first installment vesting on the date of execution of the new or successor agreement, and subsequent installments vesting on each anniversary of such execution. In the event that Mr. Folsom’s employment is terminated by the Company for cause, by Mr. Folsom without good reason, or by virtue of the expiration of the Folsom Agreement as a result of the Mr. Folsom’s election not to renew the Folsom Agreement, the full amount of the restricted shares shall be forfeited.  In the event that the restricted shares vest in accordance with (7) above, the new or successor employment agreement between the parties shall provide for accelerated vesting of any undelivered and/or unvested amount of shares in the event that Mr. Folsom’s employment is terminated, prior to the expiration of the five-year vesting period, by the Company without cause, as a result of Mr. Folsom’s death or disability, or by the Mr. Folsom for good reason, in each case as may be defined in such new or successor agreement.  The Folsom Agreement also provides that the failure of Andrew M. Sims to act as Charmain of the Board of Directors of the Company constitutes good reason for Mr. Folsom to resign, and the complete liquidation or dissolution of the Company constitutes a change in control. In the event that the Company elects not to renew the Folsom Agreement, Mr. Folsom is entitled to receive the following: (i) any accrued but unpaid salary and bonuses; (ii) a severance payment equal to Mr. Folsom’s combined salary and actual bonus compensation for the preceding fiscal year, to be paid within five (5) days of Mr. Folsom’s last day of employment; and (iii) payment of the full premium (including administrative fee) for continuing health insurance coverage under COBRA or any similar state law for a period of two (2) years following the expiration of the Folsom Agreement.

The Kucinski Agreement provides for Mr. Kucinski’s annual salary and possible additional compensation in the form of a cash bonus and stock awards.  For the 12-month period ending December 31, 2020, Mr. Kucinski will receive a salary of $214,500 plus a cost of living adjustment.  For the 12-month period ending December 31, 2021, Mr. Kucinski will receive a salary increase of $37,500 plus a cost of living adjustment.  For each of the remaining three years under the term of the agreement, Mr. Kucinski’s salary is subject to review and adjustment by the NCGC Committee.  On January 1, 2020, Mr. Kucinski received a restricted stock grant 15,000 restricted shares of the Company’s common stock.  The restricted stock grant shall vest in full on the earlier of: (i) December 31, 2024 or (ii) upon death, disability, termination without cause, or resignation for good reason.

The Kirkland Agreement provides for Mr. Kirkland’s annual salary and possible additional compensation in the form of a cash bonus and stock awards.  For the 12-month period ending December 31, 2020, Mr. Kirkland will receive a salary of $145,659. For the 12-month period ending December 31, 2021, Mr. Kirkland will receive a $17,500 salary increase plus cost of living adjustment.  For each of the remaining three years under the term of the agreement, Mr. Kirkland’s salary is subject to review and adjustment by the NCGC Committee.  Mr. Kirkland is the son-in-law of the Chairman of the Board of Directors, Andrew M. Sims.

In addition, pursuant to each of the agreements, the executives are also be entitled to receive:

1.

An annual cash performance bonus in a target amount between 25% and 35% of salary for that calendar year, based upon the attainment of quantitative performance goals set forth in a performance plan established by the NCGC Committee by January 31 of each year; and

2.

Customary benefits, including a term life insurance policy of $1 million and disability insurance in an amount such that, upon the occurrence of any event causing disability, each executive shall be entitled to receive the same monthly payments as would have been made under his respective agreement.

In addition, each of the executives will be entitled to receive benefits under his respective agreement if the Company terminates his employment without cause or such executive resigns with good reason or if there is a change in control of the Company during the term of the agreement.  Under these scenarios, each executive is entitled to receive the following:

•	any accrued but unpaid salary and bonuses;
•	vesting of any previously issued stock options or restricted stock;
•

payment of the executive’s life, health and disability insurance coverage for a period of five (5) years following termination (provided, however, that such right terminates if the executive accepts other employment that would reasonably be expected to provide such insurance);

•	any unreimbursed expenses; and
•

a severance payment equal to three (3) times the executive’s combined salary and actual bonus compensation for the preceding fiscal year, to be paid within five (5) days of the executive officer’s last day of employment.

Copies of the Sims Agreement, Folsom Agreement, Kucinski Agreement, and Kirkland Agreement are attached hereto as Exhibits 10.21, 10.22, 10.23, and 10.24, respectively, and each is incorporated herein by reference as though it were fully set forth herein.  The foregoing summary descriptions of the employment agreements are not intended to be complete and are qualified in their entirety by the complete text of each agreement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.24	Executive Employment Agreement between Sotherly Hotels Inc. and Andrew M. Sims, dated as of January 1, 2020.

10.25	Executive Employment Agreement between Sotherly Hotels Inc. and David R. Folsom, dated as of January 1, 2020.

10.26	Executive Employment Agreement between Sotherly Hotels Inc. and Scott M. Kucinski, dated as of January 1, 2020.

10.27	Executive Employment Agreement between Sotherly Hotels Inc. and Robert E. Kirkland IV, dated as of January 1, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: January 6, 2020	SOTHERLY HOTELS INC.

	By:	/s/ David R. Folsom
David R. Folsom
President and Chief Executive Officer
SOTHERLY HOTELS LP

by its General Partner,
SOTHERLY HOTELS INC.

	By:	/s/ David R. Folsom
David R. Folsom
President and Chief Executive Officer

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